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                                                                    Exhibit 31.2

                                 CERTIFICATIONS

I, Randall Jones, certify that:
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         1. I have reviewed this annual report on Form 10-KSB of Dalrada
Financial Corporation (the "Company");

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Dalrada Financial Corporation as of, and for, the periods presented in this report.

         4. Dalrada Financial Corporation's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Dalrada Financial Corporation and have:

                 a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Dalrada Financial Corporation, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

                 b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

                 c) evaluated the effectiveness of Dalrada Financial Corporation's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                 d) disclosed in this report any change in Dalrada Financial Corporation's internal control over financial reporting that occurred during Dalrada Financial Corporation's fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, Dalrada Financial Corporation's internal control over financial reporting;

         5. The Dalrada Financial Corporation's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Dalrada Financial Corporation's auditors and the audit committee of Dalrada Financial Corporation's board of directors (or persons performing the equivalent functions);

                 a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Dalrada Financial Corporation's ability to record, process, summarize and report financial data, and

                 b) any fraud, whether or not material, that involves management or other employees who have a significant role in Dalrada Financial Corporation's internal control over financial reporting.



Date: October 13, 2005


/s/ Randall Jones


Randall Jones
Chief Financial Officer